THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                    THIS AGREEMENT IS EFFECTIVE JUNE 30, 2000

                                     BETWEEN

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                     (HEREINAFTER CALLED THE "CEDING COMPANY")
                               VALHALLA, NEW YORK

                                       AND

                        ACE TEMPEST LIFE REINSURANCE LTD.
                      (HEREINAFTER CALLED THE "REINSURER")
                                HAMILTON, BERMUDA


Manufacturers Life Insurance Co of N.A.                                        1
VA GMDB DSL Treaty
Effective July 1, 2000

TABLE OF CONTENTS

                                                        ARTICLE   PAGE
                                                        -------   ----
Access to Records                                            XI     15
Arbitration                                                  XV     17
Automatic Provisions                                         IV      9
Currency                                                   XIII     16
Definitions                                                   I      3
Effective Date, Term, and Termination                       III      7
Experience Rating                                          VIII     13
Insolvency                                                  XIV     16
Interim Claim Reporting and Security                        VII     12
Litigation                                                    X     14
Miscellaneous                                              XVII     18
Notices                                                   XVIII     18
Offset                                                      XVI     17
Parties to the Agreement                                     II      6
Premium Accounting                                            V     10
Reinsurance Claim Settlement                                 VI     11
Reserves                                                     IX     14
Unintentional Errors, Misunderstandings, or Omissions       XII     16

SCHEDULES

A    Description of Guaranteed Minimum Death Benefits (GMDBs)

B-1  CONTRACT TYPES subject to this Reinsurance Agreement

B-2  Guidelines on Recapture Under New or Revised Contract Forms

B-3  Investment Funds Subject to this Reinsurance Agreement

C-1  Limits and Rules of CEDING COMPANY

C-2  Limits and Rules of the REINSURER

D    MONTHLY REINSURANCE PREMIUM RATES by CONTRACT & GMDB TYPE

E    MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE

F    MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE & GMDB TYPE

G    DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

H    REINSURER Quota share of Risk

I    CEDING COMPANY Reporting Format and Date Requirements

J    Surplus Position of REINSURER


Manufacturers Life Insurance Co of N.A.                                        2
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

ARTICLE I - DEFINITIONS

A. DURATION OF AGREEMENT:

EFFECTIVE DATE:                  June 30, 2000

ANNUAL VALUATION DATE:           June 30

BUSINESS DAY                     Any day that securities are traded on the New
                                 York Stock Exchange

MONTHLY VALUATION DATE:          The last BUSINESS DAY of each month

REINSURANCE TERM:                180 months measured from the later of EFFECTIVE
                                 DATE or the MONTHLY VALUATION DATE following
                                 each contract's inclusion in the Agreement.

TERMINATION DATE:                End of REINSURANCE TERM for last contract
                                 accepted under this Agreement.

ANNUAL VALUATION PERIOD:         Extends from July 1 until June 30.

B. CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT:       A written agreement between CEDING COMPANY and
                                 an annuity owner with specified benefits in
                                 accordance with specified terms and conditions.

ACTIVE CONTRACT:                 A VARIABLE ANNUITY CONTRACT that has not fully
                                 terminated due to death, lapse, annuitization
                                 or some other valid contingency.

RETAIL ANNUITY EXPENSE:          Is comprised of the Mortality and Expense
                                 charge (M&E fee), administration fees and any
                                 optional rider fees. It does not include
                                 investment fund expense charges, sub-advisory
                                 fees and advisory fees.

RETAIL ANNUITY PREMIUMS:         Contributions made to the VARIABLE ANNUITY
                                 CONTRACT on behalf of the contract owner,
                                 commonly referred to as purchase payments,
                                 premiums, or deposits.


Manufacturers Life Insurance Co of N.A.                                        3
VA GMDB DSL Treaty
Effective July 1, 2000

CONTRACT TYPE:                   One of the VARIABLE ANNUITY CONTRACT forms
                                 specified in Schedule B-1.

GMDB TYPE:                       One of the Guaranteed Minimum Death Benefits
                                 specified in the VARIABLE ANNUITY CONTRACT and
                                 described in Schedule A.

C. REINSURED AMOUNT
      DEFINITIONS:

REINSURED GMDB AMOUNT:           The CEDING COMPANY's minimum required payment,
                                 pursuant to a VARIABLE ANNUITY CONTRACT, on the
                                 death of the insured life, multiplied by the
                                 REINSURER's quota share of risk in accordance
                                 with Schedule H.

REINSURED ACCOUNT VALUE:         The sum of the Variable and Fixed invested
                                 assets for each CONTRACT TYPE and GMDB TYPE in
                                 the investment funds shown in Schedule B-3,
                                 times the REINSURER's quota share of risk, as
                                 shown in Schedule H.

D. REINSURANCE PREMIUM
      DEFINITIONS:

AGGREGATE MONTHLY GMDB:          The sum of each ACTIVE CONTRACT's REINSURED
                                 GMDB AMOUNT, calculated on each MONTHLY
                                 VALUATION DATE, for all ACTIVE CONTRACTS
                                 covered by the Agreement.

AGGREGATE MONTHLY ACCOUNT
   VALUE:                        The sum of each ACTIVE CONTRACT's REINSURED
                                 ACCOUNT VALUE, calculated on each MONTHLY
                                 VALUATION DATE, for all ACTIVE CONTRACTS covered by the Agreement.

MONTHLY REINSURANCE PREMIUM
   RATE: The numerical value provided in Schedule D, for each CONTRACT TYPE and GMDB TYPE.

MONTHLY REINSURANCE PREMIUM:     The sum of the MONTHLY REINSURANCE PREMIUM RATE
                                 times the greater of the REINSURED MONTHLY GMDB
                                 or the REINSURED MONTHLY ACCOUNT VALUE for each
                                 ACTIVE CONTRACT covered by the Agreement.


Manufacturers Life Insurance Co of N.A.                                        4
VA GMDB DSL Treaty
Effective July 1, 2000

REINSURANCE PREMIUM DUE DATE             The MONTHLY REINSURANCE PREMIUM is due date on the MONTHLY VALUATION DATE.

REMITTANCE DATE:                         Thirty (30) days after the REINSURANCE PREMIUM DUE DATE

E. REINSURANCE CLAIM DEFINITIONS:

GMDB CLAIM:                              The excess of the REINSURED GMDB AMOUNT over the REINSURED ACCOUNT VALUE, if a positive value, on the date that CEDING COMPANY receives due proof of death.

AGGREGATE GMDB CLAIM:                    The sum of all GMDB CLAIMS calculated on the TERMINATION DATE.

MONTHLY DEDUCTIBLE RATE:                 A numerical value provided in Schedule E for each CONTRACT TYPE and GMDB TYPE combination.

MONTHLY DEDUCTIBLE:                      Equal to the MONTHLY DEDUCTIBLE RATE times the AGGREGATE MONTHLY GMDB. The
                                         MONTHLY DEDUCTIBLE is calculated on each MONTHLY VALUATION DATE.

AGGREGATE DEDUCTIBLE:                    The cumulative MONTHLY DEDUCTIBLE over all monthly valuation dates calculated on the TERMINATION DATE.

PRELIMINARY EXCESS CLAIM:                The excess, if any, of the AGGREGATE GMDB CLAIM over the AGGREGATE DEDUCTIBLE.

INTERIM CLAIM POSITION:                  The cumulative GMDB CLAIM less the cumulative MONTHLY DEDUCTIBLE, measured on each ANNUAL VALUATION DATE prior to the TERMINATION DATE.

MONTHLY ELAPSED RATIO:                   Measured on each MONTHLY VALUATION DATE as the number of months that the
                                         Agreement has been in effect divided by 204, where month 1 is July 2000 and month 204 is June 2017.


Manufacturers Life Insurance Co of N.A.                                        5
VA GMDB DSL Treaty
Effective July 1, 2000

F. REINSURANCE CLAIM LIMIT DEFINITIONS

FORMULA CLAIM LIMIT RATE:                A numerical value provided in Schedule F for each CONTRACT TYPE and GMDB TYPE combination.

FORMULA CLAIM LIMIT:                     Equal to the FORMULA CLAIM LIMIT RATE time the AGGREGATE MONTHLY GMDB, for each
                                         CONTRACT TYPE and GMDB TYPE, as calculated on each MONTHLY VALUATION DATE.

AGGREGATE FORMULA CLAIM LIMIT:           The sum of the FORMULA CLAIM LIMITS calculated on the TERMINATION DATE.

DOLLAR CLAIM LIMIT RATE:                 A value provided in Schedule G for each CONTRACT TYPE and GMDB TYPE combination.

DOLLAR CLAIM LIMIT:                      Equal to the DOLLAR CLAIM LIMIT RATE times the total RETAIL ANNUITY PREMIUMS attributable to each CONTRACT TYPE and GMDB TYPE combination, times the quota share percentage in Schedule H.

AGGREGATE DOLLAR CLAIM LIMIT:            The sum of the DOLLAR CLAIM LIMITS for each of the CONTRACT TYPE and GMDB TYPE combination as calculated on the TERMINATION DATE.

FINAL EXCESS CLAIM:                      The lesser of  the PRELIMINARY EXCESS CLAIMS, the AGGREGATE FORMULA CLAIM
                                         LIMIT, and the AGGREGATE DOLLAR CLAIM LIMIT.

ARTICLE II - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of the CEDING COMPANY and REINSURER. This Agreement shall not and is not intended to create any legal relationship or confer any rights and obligations between the REINSURER and any third party, including without limitation, annuitants, contract owners, certificate owner, beneficiaries, applicants or assignees under any VARIABLE ANNUITY CONTRACT form covered by this Agreement.


Manufacturers Life Insurance Co of N.A.                                        6
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE III - EFFECTIVE DATE, TERM AND TERMINATION

A. The EFFECTIVE DATE of this Agreement is June 30, 2000. The Agreement covers (1) VARIABLE ANNUITY CONTRACTS that are inforce as of the EFFECTIVE DATE and (2) VARIABLE ANNUITY CONTRACTS that are written by the CEDING COMPANY after the EFFECTIVE DATE and before midnight June 30, 2002 (or any prior date that the Agreement is terminated for new VARIABLE ANNUITY CONTRACTS comply with the CONTRACT TYPES listed in Schedule B-1, and subject to the terms and conditions of this Agreement.

B. This Agreement will not cover new VARIABLE ANNUITY CONTRACTS written by the CEDING COMPANY prior to midnight on June 30, 2002 but after the BUSINESS DAY on which cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 4. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACT subsequent to issue are unaffected by the limits provided in Schedule C-2, paragraph 4. For purposes of this calculation, the account value on inforce contracts ceded on the EFFECTIVE DATE will be treated as RETAIL ANNUITY PREMIUMS.

C. This Agreement will terminate with respect to each VARIABLE ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each VARIABLE ANNUITY CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, with ninety (90) days written notice to the REINSURER, after the occurrence of any of the following:

     1. REINSURER's A.M. Best Claim Paying Rating is reduced to a "B" or lower.

     2. An order appointing a receiver, conservator or trustee for management of REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

     3. REINSURER's U.S. GAAP surplus position is reduced by 25% or more from the value of its U.S. GAAP surplus position as of December 31, 1999. The REINSURER's surplus position as of December 31, 1999 is provided in Schedule J.

     4. The REINSURER fails to satisfy the INTERIM CLAIM POSITION in accordance with Article VII, provided that in the event. The REINSURER satisfies the INTERIM CLAIM POSITION requirement within ninety (90) days of written request, the notice of termination shall be deemed withdrawn.

The REINSURER agrees to notify the CEDING COMPANY within fifteen(15) days of (1) any change in it's A.M. Best Claims Paying Rating and (2) the reduction of its U.S. GAAP surplus by 25% or more of the amount set forth on Schedule J.


Manufacturers Life Insurance Co of N.A.                                        7
VA GMDB DSL Treaty
Effective July 1, 2000

     The CEDING COMPANY shall also have claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of termination.

E. Prior to December 31, 2001, if the application of the requirements of any of the Office of the Superintendent of Financial Institutions (OSFI) in Canada, the National Association of Insurance Commissioners (NAIC), or New York State Insurance Department results in the Agreement creating less than a 50% reduction in reserves and capital (as measured by the OSFI MCCSR guideline as of the effective date of this Agreement) held by the CEDING COMPANY, the CEDING COMPANY will notify the REINSURER in writing and the CEDING COMPANY and the REINSURER will attempt to restructure the Agreement to provide the CEDING COMPANY and the REINSURER are unable to agree on a revised Agreement by January 31, 2002, this Agreement will be recaptured effective as of December 31, 2001.

F. The REINSURER shall have the option of terminating this Agreement for new business, existing business, or both with ninety (90) days written notice to the CEDING COMPANY after the occurrence of any of the following:

          1. The CEDING COMPANY fails to provide timely submissions of data in accordance with Schedule I. The REINSURER must provide CEDING COMPANY with Notice of Termination, identifying whether new business, existing business, or both will be subject to termination. If, during the ninety (90) days following this notification, the REINSURER receives all data submission in arrears, the notice of termination shall be deemed withdrawn.

          2. The CEDING COMPANY fails to pay premium on or before the REMITTANCE DATE. In the event that the premiums are not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days written notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day time period, the Agreement will remain in effect. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

G. Not withstanding termination of reinsurance as provided herein, the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid reinsurance premiums earned by the REINSURER under this Agreement. Such premiums are subject to an annual interest charge, equal to the 3-month LIBOR rate as of the REMITTANCE DATE, as published in the Wall Street Journal, plus 1.00%, applied daily as rate/365.


Manufacturers Life Insurance Co of N.A.                                        8
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE IV - AUTOMATIC PROVISIONS

A. Subject to Article III, on or after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall code and the REINSURER shall accept the REINSURED GMDB AMOUNT and the REINSURED ACCOUNT VALUE under the VARIABLE ANNUITY CONTRACT forms as described in Schedule B-1.

B. This Agreement covers only the liability for GMDB CLAIMS paid under VARIABLE ANNUITY CONTRACT forms or benefit rider forms that were reviewed by the REINSURER prior to their issuance. Benefit rider forms, contract forms, as supplemented by additional materials, are listed on Schedule B-1. If the CEDING COMPANY intends to code to the REINSURER a liability with respect to a new or revised contract form or benefit rider form, it must provide written notice to the REINSURER of such intention together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. The REINSURER will approve or disapprove any new or revised contract forms or benefit rider form within fifteen (15) working days of the date they receive notification and a copy thereof.

C. Under the circumstances referred to in Section B of this article, REINSURER will be allowed to increase the reinsurance premium rate for this Agreement, as of the effective date of the new or revised contract form or benefit rider form. However, if the increase in reinsurance premium rate exceeds the guidelines provided in Schedule B-2, the CEDING COMPANY may exercise a right to recapture all contracts affected by the new or revised contract form or benefit rider form.

D. This Agreement covers only the liability for GMDB CLAIMS paid under VARIABLE ANNUITY CONTRACTs invested in Variable and Fixed investment funds listed on Schedule B-3. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised investment fund it must provide written notice to the REINSURER of such intention together with a copy of the new or revised investment fund, and a revised Schedule B-3, within thirty (30) days of the fund's initial availability. The CEDING COMPANY may add new or revise investment funds without REINSURER approval.

E. The CEDING COMPANY intends to take steps necessary to qualify each variable investment option as a regulated investment company under Subchapter M of the Internal Revenue Code and believes that each variable investment option will so qualify. The CEDING COMPANY also intends that each variable investment option meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code.

F. If a variable investment option fails to qualify under Subchapter L or Subchapter M of the Internal Revenue Code and the CEDING COMPANY does not take appropriate steps to bring the variable investment option in compliance with these regulations, the REINSURER's liability with respect to the variable investment option can be terminated, with 180 days written notice to the CEDING COMPANY. The REINSURER's liability with


Manufacturers Life Insurance Co of N.A.                                        9
VA GMDB DSL Treaty
Effective July 1, 2000
     respect to any variable investment option will be determined by multiplying the REINSURED GMDB AMOUNT by the proportion of the variable investment option's value to the total account value. If the REINSURER's liability is terminated with respect to any variable investment option, the MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option. Furthermore, subsequent transfers from any variable subaccount that is not in compliance with these regulations, to any fixed account option or variable subaccount that is in compliance with these regulations, will be considered a subsequent RETAIL ANNUITY PREMIUMS for the purposes of this Agreement.

G. If the CEDING COMPANY brings the variable investment option in compliance with Subchapter M or Subchapter L either within the 180-day notice period or after the 180-day notice period, the REINSURER's liability in respect to such variable investment option will be reinstated from the date the variable investment option qualifies with the regulation. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account qualifies with the regulation.

H. The issue age limits and the total premium deposits per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual agreement. The CEDING COMPANY shall provide written notice to the REINSURER of any changes in its published limits and rules identified on Schedule C-1, and the REINSURER shall have no liability pursuant to revised limits and rules unless and until the REINSURER provides written notice to the CEDING COMPANY within fifteen (15) working days from the date they receive notification that such revised limits and rules are acceptable.

ARTICLE V - PREMIUM ACCOUNTING

A. If reinsurance premiums are not paid by the REMITTANCE DATE, interest in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE.

B. On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in
     Schedule I together with its remittance for the MONTHLY REINSURANCE PREMIUM as shown therein as well as any premium adjustments from the prior period.

C. If the amounts due cannot be determined by the REMITTANCE DATE, the CEDING COMPANY shall have ninety (90) days to determine the appropriate premium and remit with interest in accordance with Article III, paragraph F.


Manufacturers Life Insurance Co of N.A.                                       10
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT

A. The REINSURER is not responsible for payment of CEDING COMPANY claims under the VARIABLE ANNUITY CONTRACT forms and benefit rider forms identified on Schedule B-1. The CEDING COMPANY shall provide the REINSURER with proof of claim, proof of claim payment and any other claim documentation requested by the REINSURER in accordance with Schedule I.

B.   A final statement of accounts prepared by the CEDING COMPANY is due sixty
     (60) days after the end of the REINSURANCE TERM is reached by all contracts covered by this Agreement. On or before this date, the CEDING COMPANY shall forward to the REINSURER its final statement of account as set forth in
     Schedule 1. Based on the statement of account, if the FINAL EXCESS CLAIM is greater than zero, the REINSURER must pay this FINAL EXCESS CLAIM within thirty (30) days of receiving the statement of accounts. If the FINAL EXCESS CLAIM is not paid within thirty (30) days of receiving the statement of account, the FINAL EXCESS CLAIM is subject to an interest charge in accordance with Article III, paragraph G, assessed beginning thirty (30) days after receiving the statement of account.

C. The CEDING COMPANY shall have six (6) months after the end of the REINSURANCE TERM is reached by all contracts covered by this Agreement to submit to REINSURER an amended final statement of account. Any amounts owed by either the CEDING COMPANY or the REINSURER, based on the amended final statement of account, must be paid within thirty (30) days of receipt of the amended final statement.


Manufacturers Life Insurance Co of N.A.                                       11
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE VII - INTERIM CLAIM REPORTING AND SECURITY

A. If at the end of any ANNUAL VALUATION PERIOD the INTERIM CLAIM POSITION is a positive value greater than $250,000, the REINSURER must make provision for the INTERIM CLAIM POSITION within thirty (30) days of receipt of the CEDING COMPANY's statement of account. Provision for the INTERIM CLAIM POSITION is satisfied by the REINSURER if either:

     1. the funds are in a trust that complies with CEDING COMPANY's applicable regulations, subject to withdrawal solely by, and under the exclusive control of the CEDING COMPANY, held in qualified United States financial institution, as defined below, are at least as great as the INTERIM CLAIM POSITION as of the ANNUAL VALUATION DATE;

     2. cash or marketable securities are transferred to the CEDING COMPANY in an amount at least as great as the INTERIM CLAIM POSITION as of the ANNUAL VALUATION DATE, with the actual investment earnings on the proceeds split evenly between the REINSURER and CEDING COMPANY.

     3. clean, irrevocable, unconditional letters of credit, in an amount at least as great as the INTERIM CLAIM POSITION as of the ANNUAL VALUATION DATE, issued or confirmed by a qualified United States financial institutions, meeting applicable standards of issuer acceptability as of the dates of their issuance.

     4. a combination of (1), (2) and (3), such that the sum is at least as great as the INTERIM CLAIM POSITION.

B. If on the ANNUAL VALUATION DATE the INTERIM CLAIM POSITION is a negative value, the CEDING COMPANY may, at its sole discretion, make provision for the INTERIM CLAIM POSITION.

C. If at the end of ANNUAL VALUATION PERIOD the INTERIM CLAIM POSITION is a positive value less than $250,001, the REINSURER may, at its sole discretion, make provision for this INTERIM CLAIM POSITION.

D. If the INTERIM CLAIM POSITION cannot be calculated on a reasonably accurate basis, no action on the part of the REINSURER will be required, the INTERIM CLAIM POSITION will be assumed to be negative value, and the CEDING COMPANY may, at its sole discretion, make a reasonable approximation of the proceeds to hold on behalf of the REINSURER. Adjustments will then be made to reflect the actual INTERIM CLAIM POSITION, within thirty (30) days of its determination.

E. A qualified United States financial institution means an institution that meets either subdivision (1) or (2);


Manufacturers Life Insurance Co of N.A.                                       12
VA GMDB DSL Treaty
Effective July 1, 2000

     1. Is organized, or in the case of United States office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies, and has been determined by the commissioner of New York to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of financial institutions whose letters of credit will be acceptable to the commissioner of New York.

     2. For those institutions that are eligible to act as a fiduciary of a trust, is organized, or in the case of a United States branch or agency office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, has been granted authority to operate with fiduciary powers, and is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies.

ARTICLE VIII - EXPERIENCE RATING

If on the ANNUAL VALUATION DATE, the INTERIM CLAIM POSITION is negative, the proceeds that the CEDING COMPANY may, at their sole discretion, establish on behalf of the REINSURER can be reduced based on the Experience Rating mechanism. The reduction is the greater of the absolute value of A or the absolute value of B, where:

A = .5 * INTERIM CLAIM POSITION, and

B = MONTHLY ELAPSED RATIO * INTERIM CLAIM POSITION


Manufacturers Life Insurance CO of N.A.                                       13
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE IX - RESERVES

A. The reserve held by the REINSURER for reinsurance of the variable annuity death benefit will be determined in accordance with the NAIC Actuarial Guideline XXXIV, with reasonable adjustments for the non-proportional aspects of this Agreement.

B. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualifies for reinsurance credit in the state of New York for reinsurance coded hereunder. As a non-authorized reinsurer in New York, REINSURER will comply with, and bear the cost of, New York Insurance Law relating to reinsurance credit for non-authorized reinsurers, as promulgated in New York's statutes on the effective date of this Agreement. To the extent that after the effective date of this Agreement, there are changes in New York's statutes that affect this Agreement, both CEDING COMPANY and REINSURER will attempt to comply with the new statutes. If the CEDING COMPANY and REINSURER cannot reach agreement on compliance with new statutes, this Agreement can be terminated early, using the rules of recapture as described in Article III, paragraph D, section 5 of this Agreement.

C. To the extent the New York Insurance Department seeks documentation or reports pertaining to reinsurance credit under this Agreement, CEDING COMPANY and REINSURER will cooperate in providing these documents or reports in a timely manner.

D. Provision for the required reserve is in addition to any funds held by the REINSURER in satisfaction of the INTERIM CLAIM POSITION, as described in
     Article VII.

ARTICLE X - LITIGATION

In the event of any action brought against the CEDING COMPANY under any VARIABLE ANNUITY CONTRACT that is subject to the terms and conditions of this Agreement, the CEDING COMPANY shall provide a copy of such action and written notice of such action within ten (10) business days to the REINSURER.


Manufacturers Life Insurance Co of N.A.                                       14
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE XI - ACCESS TO RECORDS

A. The CEDING COMPANY and the REINSURER, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of the other, including the right to photocopy and retain copies of such documents, which reasonably pertain to this Agreement. Records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and twenty (120) days following the end of each calendar year, the CEDING COMPANY and the REINSURER will provide each other with copies of their respective audited financial statements.

B. The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by each of them or by any of its employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that such party protects its own proprietary or Confidential Information of like kind which shall be at least a reasonable manner. "Confidential Information" means any information which (1) is not generally available to or known by the public, or (2) has not been lawfully obtained or developed by either party independently and not in violation of this Agreement or from any source other than the other party, provided that such source is not bound by a duty of confidentiality to such other party, and which consists of:

          1. Information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans, claims management practices; and

          2. Any medical or other personal, individually identifiable information about people or business entities with whom the parties do business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plan, and each party's producers and employees.

          3.   Records provided pursuant to Paragraph A, above

C. If either the CEDING COMPANY or the REINSURER discloses confidential information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article's provisions on disclosing confidential information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.


Manufacturers Life Insurance Co of N.A.                                       15
VA GMDB DSL Treaty
Effective July 1, 2000

D. This Article expires one year after the TERMINATION DATE.

ARTICLE XII - UNINTENTIONAL ERRORS, MISUNDERSTANDING OR OMISSIONS

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either the CEDING COMPANY or the REINSURER, both the CEDING COMPANY and the REINSURER, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

ARTICLE XIII - CURRENCY

All retentions and limits hereunder, and all monetary data elements as described in Schedule I, are expressed in United States dollars and all premium and claim payments shall be made in United States dollars.

ARTICLE XIV - INSOLVENCY

A. In the event of insolvency of the CEDING COMPANY, all reinsurance under this Agreement, including proceeds to satisfy the INTERIM CLAIM POSITION, will be payable directly by the REINSURER to the CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of the REINSURER's liability to the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY or because the liquidator, receiver, conservator or statutory successor of the CEDING COMPANY has failed to pay all or a portion of any claim.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver, or statutory successor will, within reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY on any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to the CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by the REINSURER will be chargeable, subject to court approval against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more REINSURERs are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the CEDING COMPANY.


Manufacturers Life Insurance Co of N.A.                                       16
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE XV - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within (30) days of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select a third arbitrator within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the third arbitrator within thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three candidates, each arbitrator shall select one name from the list submitted by the other and the third arbitrator shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

B. The arbitrators shall be active or retired officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof.

C. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedures and evidence.

D. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion award costs and expenses, as it deems appropriate including, but not limited to, attorneys' fees, interest and punitive damages. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

E. All meetings and hearings before the arbitration panel shall take place in Boston. Massachusetts unless some other place is mutually agreed upon by both parties or ordered by the panel.

F. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

ARTICLE XVI - OFFSET

Either party shall have, and may exercise at any time the right to offset any balance or amounts whether on account of premiums, or on account of claims or otherwise, due from one party to the other under the terms of this Agreement. However, in the event of insolvency of CEDING COMPANY subject to the provision of Article XIV, offset shall only be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.


Manufacturers Life Insurance Co of N.A.                                       17
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE XVII - MISCELLANEOUS

A. This Agreement will be binding to the parties and their respective successors and permitted assignees. With the exception of funds used to satisfy the INTERIM CLAIM POSITION, this Agreement may not be assigned by either party without the written consent of the other.

B. CEDING COMPANY and REINSURER agree to review the reinsurance agreement on an annual basis. This review would include discussion of results to date, along with discussions of expanding the reinsurance program for additional business, restructuring or recapturing the treaty and other topics.

ARTICLE XVIII - NOTICES

A. All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via facsimile with evidence of successful transmission sent via reputable overnight carrier, or dispatched by certified or registered mail return receipt requested, postage prepaid, addressed to the parties as follows:

          Treasurer
          The Manufacturers Life Insurance Company of New York
          500 Boylston Street, Suite 400
          Boston, MA 02116-3739
          Phone: (617) 663-3879     Fax: (617) 663-3889

          Chief financial Officer
          ACE Tempest Life Reinsurance Ltd.
          The ACE Building, 30 Woodbourne Avenue
          Hamilton, HM 08 Bermuda
          Phone: (441)298-9532      Fax:(441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

C. The text to this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between the parties. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Either party may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment that has been signed by both parties.


Manufacturers Life Insurance Co of N.A.                                       18
VA GMDB DSL Treaty
Effective July 1, 2000

D. In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd        Manufacturers Life Insurance Company
                                        of New York


By: /s/ illegible                       By: /s/ David W. Libbey
    ---------------------------------       ---------------------------------
Date: January 18, 2002                  Date: 1/23/2002


By: /s/ illegible                       By: /s/ James D. Gallagher
    ---------------------------------       ---------------------------------
Date: January 18, 2002                  Date: 1/23/02


Manufacturers Life Insurance Co of N.A.                                       19
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE A

  Description of Guaranteed Minimum Death Benefits (GMDBs) for CONTRACT TYPES
                             listed in SCHEDULE B-1

All Venture and Venture Vision contract Forms Available in the state of New York

As described in Schedule B-1, CONTRACT TYPES subject to this Agreement, the description of the GMDB is as follows:

For all Form Numbers except 207-VFA-NY:

If any contract owner dies (or the annuitant in certain contracts where the owner is an entity) and the oldest owner had an attained age of less than 81 years on the date as of which the contract was issued, the death benefit will be determined as follows.

     If any contract owner dies before attaining 81 years of age, during the first contract year, the death benefit will be the greater of:

          -    The contract value or

          - The sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals

     If any contract owner dies before attaining 81 years of age during any subsequent contract year, the death benefit will be the greater of:

          -    The contract value or

          - The death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

     If any contract owner dies after attending 81 years of age, the death benefit will be the greater of

          -    The contract value or

          - The death benefit on the last day of the contract year ending just prior to the contract owner's 81st birthday, plus any purchase payment made, leas amounts deducted in connection with partial withdrawals since then.


Manufacturers Life Insurance Co of N.A.                                       20
VA GMDB DSL Treaty
Effective July 1, 2000

If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the date as of which the contract was issued, the death benefit will be the greater of:

          -    The contract value or

          - The sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals

For Form Number 207-VFA-NY:

If the annuitant dies on or prior to the first month following his or her 85th birthday, the minimum death benefit is as follows:

          During the first contract year, the minimum death is the greater of:

               (a)  the contract value

               (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals

          Except as provided below, during any subsequent contract year, the minimum death benefit will be the greater of:

               (a)  the contract value

               (b) the minimum death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of:

          (a)  the contract value

          (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.


Manufacturers Life Insurance Co of N.A.                                       21
VA GMDB DSL Treaty
Effective July 1, 2000

                                  SCHEDULE B-1

              CONTRACT TYPES subject to this Reinsurance Agreement

Form
Number*              Policy Description
-------              ------------------
207-VFA-NY           Venture
VENTURE.002.99       Venture
VENTURE.002.99-IRA   Venture IRA
VISION.002.99        Venture Vision
VISION.002.98        Venture Vision

Benefit Rider Form Number
PE001.00              Venture Payment Enhancement Rider

*    Includes all New York State variations, qualified plan and IRA endorsements


Manufacturers Life Insurance Co of N.A.                                       22
VA GMDB DSL Treaty
Effective July 1, 2000

                                  SCHEDULE B-2

          GUIDELINES ON RECAPTURE UNDER NEW OR REVISED CONTRACT FORMS

                                    MONTHLY REINSURANCE PREMIUM
RETAIL ANNUITY EXPENSE Increase     RATE Increase
-------------------------------     ---------------------------
[*] bps annually                    Not to exceed [*] bps
[*] bps annually                    Not to exceed [*] bps
[*] bps or more annually            Must be negotiated at time of change.

If more than one retail expense increase applies, the weighted average of all applicable retail expense increases is used to determine the maximum reinsurance premium increase.

bps = basis points, 1 bp = 0.0001


Manufacturers Life Insurance Co of N.A.                                       23
VA GMDB DSL Treaty
Effective July 1, 2000

                                  SCHEDULE B-3

             INVESTMENT FUNDS SUBJECT TO THIS REINSURANCE AGREEMENT

-    VARIABLE FUNDS

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Cohen & Steers
Real Estate Securities

Davis Selected
Financial Services
Fundamental Value

Dreyfus
All Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Investco
Telecommunications Trust
Mid-Cap Growth Trust

Janus
Dynamic Growth Trust

Jennison
Capital Appreciation Trust

Lord Abbett
Mid Cap Value Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander, Sher.
Value Trust
High Yield Trust

Brinson
Tactical Allocation Trust

Munder
Internet Technologies

PIMCO
Global Bond Trust
Total Return Trust

Putnam
Global Equity
Mid Cap Opportunities

Rowe Price - Flem.
International Stock Trust

Saloman
US Government Securities Trust
Strategic Bond Trust

SsgA
Growth Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

                                  FIXED FUNDS

One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month


Manufacturers Life Insurance Co of N.A.                                       24
VA GMDB DSL Treaty
Effective July 1, 2000

                                  SCHEDULE C-I

                     LIMITS AND RULES OF THE CEDING COMPANY

1) CEDING COMPANY will determine the Guaranteed Minimum Death Benefit for each contract within seven (7) working days of receipt of due proof of death and all required claim forms.

2) The maximum RETAIL ANNUITY PREMIUM without CEDING COMPANY approval is $1,000,000.

3) The minimum RETAIL ANNUITY PREMIUM is $5,000 for non-qualified contracts and $2,000 for qualified contracts. Subsequent contributions must be at least $30.

4) Valid issue ages are 0 to 90.

5) For all Forms Numbers except 207-VFA-NY:

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

-    The beneficiary will become the owner.

- Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

-    No additional purchase payments may be made.

- If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death.

- If the deceased owner's spouse is the beneficiary, the surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death or the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.


Manufacturers Life Insurance Co of N.A.                                       25
VA GMDB DSL Treaty
Effective July 1, 2000

6) For Form Number 207-VFA-NY:

The death benefit may be taken in the form of a lump sum immediately. if not taken immediately, the contract will continue subject to the following:

-    The beneficiary will become the owner

- Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Services Office of due proof of the owner's death

-    No additional purchase payments may be made

- If the deceased annuitant was also the owner, distribution of the death benefit must be made within five year's of the owner's death. In lieu of receiving the minimum death benefit, the beneficiary can chose to continue the contract will full owner privileges, including additional purchase payments, and the minimum death benefit will be paid upon beneficiary's death.


Manufacturers Life Insurance Co of N.A.                                       26
V A GMDB DSL Treaty
Effective July 1, 2000

                                  SCHEDULE C-2

                        Limits and Rules of the REINSURER

1) The maximum RETAIL ANNUITY PREMIUM made under any VARIABLE ANNUITY CONTRACT without REINSURER approval is $10,000,000. If a VARIABLE ANNUITY CONTRACT has a RETAIL ANNUITY PREMIUM in excess of $10,000,000, and CEDING COMPANY does not receive written permission from REINSURER to include the amount in excess of $10,000,000 in this Agreement, the reinsurer's share of risk on such VARIABLE ANNUITY CONTRACT will be proportionally reduced, as described in Schedule H.

2) REINSURER's liability cannot be increased as a result of CEDING COMPANY's actions with respect to contested claims.

3) The REINSURER will not be liable for extra contracted damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) which are awarded against the CEDING COMPANY.

4) REINSURER's liability to accept new business hereunder will terminate on the earlier of June 30, 2002 or on the business day when cumulative RETAIL ANNUITY PREMIUMS reinsured under this Agreement exceed $2.3 billion times the REINSURER's quota share of risk, as shown in Schedule H, unless extended by mutual agreement.

5) A contract where a spousal continuation occurs will be subject to this Agreement if the re-registration occurs before the earlier of June 30, 2002 or on the business day when cumulative RETAIL ANNUITY PREMIUMS reinsured under this Agreement exceed $2.3 billion times the REINSURER's quota share of risk, as shown in Schedule H.


Manufacturers Life Insurance Co of N.A.                                       27
V A GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE D

        MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB TYPE

The premium rate for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect.

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]

Manufacturers Life Insurance Co of N.A.                                       28
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE E

             MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]


Manufacturers Life Insurance Co of N.A.                                      29
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE F

         MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]


Manufacturers Life Insurance Co of N.A.                                       30
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE G

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]


Manufacturers Life Insurance Co of N.A.                                       31
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE H

                          REINSURER Quota Share of Risk

For each annuity contract with RETAIL ANNUITY PREMIUM up to $10,000,000, REINSURED GMDB AMOUNT AND REINSURED ACCOUNT VALUE will be based on a [*] share of risk.

For each annuity contract with aggregate RETAIL ANNUITY PREMIUMS in excess of $10,000,000, where the CEDING COMPANY has not received written approval to include the amount in excess of $10,000,000 in this Agreement. REINSURED GMDB AMOUNT and REINSURED ACCOUNT VALUE will be based on a reduced share of risk calculated as the quantity of $10,000,000 divided by aggregate RETAIL ANNUITY PREMIUMS, times [*].


Manufacturers Life Insurance CO of N.A.                                       32
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE I

                     Reporting Format and Data Requirements

MONTHLY REPORTING DATA REQUIREMENTS (PREPARED BY CEDING COMPANY)
ACTIVE CONTRACTS ONLY:
Insured Life SSN
Contract Identifier
Insured Life Indicator
Joint Life Indicator
Insured Life Date of Birth
Insured Life Sex
Issue Date
Initial Purchase Payment
Total Purchase Payment
Cumulative Withdrawals
Account value by subaccount
GMDB Type
Contract Type
GMDB Amount
Qualified Status
Termination Indicator (reported in first monthly report following termination)

QUARTERLY REPORTING REQUIREMENTS (PREPARED BY REINSURER)
GAAP Surplus position
A.M. Best Ratings

ANNUAL REPORTING DATA REQUIREMENTS (PREPARED BY CEDING COMPANY)
This includes Monthly Reporting Data Requirements as of the Date of Notification (the date that death related paperwork is submitted in full), plus the following:

Date of Death
Date of Notification
Death Benefit Paid
Death Benefit Proceeds in Excess of Account Value

MONTHLY STATEMENT OF ACCOUNT (PREPARED BY CEDING COMPANY)
(prepared for each CONTRACT TYPE and GMDB TYPE combination and in aggregate)

1. Calculated value of AGGREGATE MONTHLY GMDB
2. Calculated value of AGGREGATE MONTHLY ACCOUNT VALUE
3. Calculated value of MONTHLY REINSURANCE PREMIUM


Manufacturers Life Insurance CO of N.A.                                       33
VA GMDB DSL Treaty
Effective July 1, 2000

                                   SCHEDULE J

                         Surplus Position of REINSURER

GAAP Surplus in REINSURER as of December 31, 1999: $1,151,000,000 USD

MANUFACTURERS LIFE INSURANCE CO OF N.A.                                       34
VA GMDB DSL TREATY
EFFECTIVE JULY 1, 2000

                                AMENDMENT NO. 1

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                    Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")

Effective 7/1/2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to properly reflect an extended term of coverage for new VARIABLE ANNUITY CONTRACTS, an adjustment to the Quota Share as of July 1, 2002, and certain definition changes. To effect this change, the following provisions of this Agreement are hereby amended:

-    Article I, DEFINITIONS, is hereby replaced by the attached Article I.

- Article III, EFFECTIVE DATE, TERM AND TERMINATION is hereby replaced by the attached Article III.

- Schedule C-2, Limits and Rules of the REINSURER, is hereby replaced by the attached Schedule C-2.

- Schedule H, REINSURER Quota Share of Risk, is hereby replaced by the attached Schedule H.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: Vice President                   Title: Vice President
Date: 6/7/02                            Date: 6/7/2002


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: Vice President and Life          Title: Vice President and Life
       Actuary                                 Actuary
Date: May 23, 2002                      Date: May 23, 2002

ARTICLE I- DEFINITIONS

A.   DURATION OF AGREEMENT:

EFFECTIVE DATE means June 30,2000.

ANNUAL VALUATION DATE means June 30th of each year this Agreement is in effect.

BUSINESS DAY means any day that securities are traded on the New York Stock exchange.

MONTHLY VALUATION DATE means the last BUSINESS DAY of each month.

REINSURANCE TERM means each period consisting of 180 months, commencing on the MONTHLY VALUATION DATE following the date any VARIABLE ANNUITY CONTRACT becomes covered under this Agreement in accordance with Article III of this Agreement.

TERMINATION DATE means the last day of the REINSURANCE TERM for the last VARIABLE ANNUITY CONTRACT that becomes covered under this Agreement.

ANNUAL VALUATION PERIOD means that period beginning on each July 1 and ending on each following June 30 for each year this Agreement is in effect.

B.   CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which is specified benefits are agreed to be provided in accordance with specified terms and conditions.

CONTRACT TYPE means any one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-1.

GMDB TYPE means anyone of the Guaranteed Minimum Death Benefits specified in the VARIABLE ANNUITY CONTRACT and described in Schedule A.

RETAIL ANNUITY PREMIUMS means contributions made in accordance with the provisions of any VARIABLE ANNUITY CONTRACT by or on behalf of the contract owner, whether referred to as purchase payments, premiums, deposits, or otherwise.

GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY's contractually determined minimum amount payable on the death of the insured.

ACCOUNT VALUE means, in accordance with each VARIABLE ANNUITY CONTRACT, the sum of Account Value in the variable investment options and the Interim Value of all Fixed Allocations, as per the terms and conditions of the VARIABLE ANNUITY CONTRACTS.

EXCLUDED CONTRACT means any VARIABLE ANNUITY CONTRACT that has (a) experienced partial withdrawals of more than 25% of the RETAIL ANNUITY PREMIUMS and has an ACCOUNT VALUE that is less than 25% of the GMDB AMOUNT, or (b) a GMDB AMOUNT that is contractually set to the ACCOUNT VALUE. Any EXCLUDED CONTRACT shall be treated as such only on and after the date as of which it satisfies any of the conditions identified as (a) or (b), above.

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT, other than an EXCLUDED CONTRACT, that has not terminated due to death, full surrender or some other valid contingency, and has not annuitized.

RETAIL ANNUITY EXPENSE means the Mortality and Expense charge (M&E fee), administration fees and any optional rider fees. It does not include investment fund expense charges, sub-advisory fees and advisory fees.

C.   REINSURED AMOUNT DEFINITIONS:

REINSURED GMDB AMOUNT means, for each ACTIVE CONTRACT, the product of the GMDB AMOUNT and the REINSURER's quota share of risk determined in accordance with Schedule H.

REINSURED ACCOUNT VALUE means, for each ACTIVE CONTRACT, the product of the ACCOUNT VALUE and the REINSURER's quota share of risk determined in accordance with Schedule H.

D.   REINSURANCE PREMIUM DEFINITIONS:

AGGREGATE MONTHLY GMDB means the sum of each ACTIVE CONTRACT's REINSURED GMDB AMOUNT, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by the Agreement.

AGGREGATE MONTHLY ACCOUNT VALUE means the sum of each ACTIVE CONTRACT's REINSURED ACCOUNT VALUE, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by the Agreement.

MONTHLY REINSURANCE PREMIUM RATE means the premium rate provided in Schedule D, for each CONTRACT TYPE and GMDB TYPE.

MONTHLY REINSURANCE PREMIUM means the sum of the MONTHLY REINSURANCE PREMIUM RATE times the greater of the REINSURED MONTHLY GMDB or the REINSURED MONTHLY ACCOUNT VALUE for each ACTIVE CONTRACT covered by the Agreement.

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the last BUSINESS DAY of calendar month following the REINSURANCE PREMIUM DUE DATE.

E.   REINSURANCE CLAIM DEFINITIONS:

GMDB CLAIM means the excess of the REINSURED GMBD AMOUNT over the REINSURED ACCOUNT VALUE, if a positive value, as of the date that the CEDING COMPANY receives due proof of death, satisfactory to result in the CEDING COMPANY having liability for such death benefit in accordance with the applicable VARIABLE ANNUITY CONTRACT.

AGGREGATE GMDB CLAIM means the sum of all GMDB CLAIMS calculated on the TERMINATION DATE.

MONTHLY DEDUCTIBLE RATE means the rate provided in Schedule E for each CONTRACT TYPE and GMDB TYPE combination.

MONTHLY DEDUCTIBLE means the product of the MONTHLY DEDUCTIBLE RATE and the AGGREGATE MONTHLY GMDB. The MONTHLY DEDUCTIBLE will be calculated as of each MONTHLY VALUATION DATE.

AGGREGATE DEDUCTIBLE means the cumulative MONTHLY DEDUCTIBLE over all MONTHLY VALUATION DATES calculated on the TERMINATION DATE.

PRELIMINARY EXCESS CLAIM means the excess, if any, of the AGGREGATE GMDB CLAIM over the AGGREGATE DEDUCTIBLE.

INTERIM CLAIM POSITION means the cumulative GMDB CLALM less the cumulative MONTHLY DEDUCTIBLE, measured on each ANNUAL VALUATION DATE prior to the TERMINATION DATE.

MONTHLY ELAPSED RATIO means the number of months that the Agreement has been in effect divided by 228, where month 1 is July 2000 and month 228 is June 2019, as measured on each MONTHLY VALUATION DATE.

F.   REINSURANCE CLAIM LIMIT DEFINITIONS:

FORMULA CLAIM LIMIT RATE means the rate provided in Schedule F for each CONTRACT TYPE and GMDB TYPE.

FORMULA CLAIM LIMIT means the product of the FORMULA CLAIM LIMIT RATE and the AGGREGATE MONTHLY GMDB, for each CONTRACT TYPE and GMDB TYPE. The FORMULA CLAIM LIMIT will be calculated as of each MONTHLY VALUATION DATE.

AGGREGATE FORMULA CLAIM LIMIT means the sum of the FORMULA CLAIM LIMITS calculated on the TERMINATION DATE.

DOLLAR CLAIM LIMIT RATE means the rate provided in Schedule G for each CONTRACT TYPE and GMDB TYPE combination.

DOLLAR CLAIM LIMIT means the product of the DOLLAR CLAIM LIMIT RATE and the total RETAIL ANNUITY PREMIUMS attributable to each CONTRACT TYPE and GMDB TYPE, times the quota share percentage in Schedule H.

AGGREGATE DOLLAR CLAIM LIMIT means the sum of the DOLLAR CLAIM LIMITS for each of the CONTRACT TYPE and GMDB TYPE combinations as calculated on the TERMINATION DATE.

FINAL EXCESS CLAIM means the lesser of the PRELIMINARY EXCESS CLAIMS, the AGGREGATE FORMULA CLAIM LIMIT, and the AGGREGATE DOLLAR CLAIM LIMIT.

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

A.   The EFFECTIVE DATE of this Agreement is June 30, 2000. The Agreement covers
     (1) VARIABLE ANNUITY CONTRACTS that are inforce as of the EFFECTIVE DATE and (2) VARIABLE ANNUITY CONTRACTS that are written by the CEDING COMPANY after the EFFECTIVE DATE and before midnight June 30, 2004 (or any prior date that the Agreement is terminated for new VARIABLE ANNUITY CONTRACTS in accordance with the paragraphs below), provided that all VARIABLE ANNUITY CONTRACTS comply with the CONTRACT TYPES listed in Schedule B-1, and subject to the terms and conditions of this Agreement.

B. This Agreement will not cover new VARIABLE ANNUITY CONTRACTS written by the CEDING COMPANY prior to midnight on June 30, 2004 but after the BUSINESS DAY on which cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 4. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACT subsequent to termination of this Agreement for new VARIABLE ANNUITY CONTRACTS are unaffected by the limits provided in Schedule C-2, paragraph 4. For purposes of this calculation, the account value on inforce contracts ceded on the EFFECTIVE DATE will be treated as RETAIL ANNUITY PREMIUMS.

C. This Agreement will terminate with respect to each VARIABLE ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each VARIABLE ANNUITY CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, with ninety (90) days written notice to the REINSURER, upon the occurrence of any of the following:

     1. REINSURER's A.M. Best (or any successor) claim paying rating is reduced to a "B" or lower.

     2. An order appointing a receiver, conservator or trustee for management of REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

     3. REINSURER's U.S. GAAP surplus position is reduced by 25% or more from the value of its U.S. GAAP surplus position as of December 31, 1999. The REINSURER's surplus position as of December 31, 1999 is provided in Schedule J.

     4. The REINSURER fails to satisfy the INTERIM CLAIM POSITION in accordance with Article VII, provided that in the event the REINSURER satisfies the INTERIM CLAIM POSITION requirement within ninety (90) days of written request, the notice of termination shall be deemed withdrawn.

The REINSURER agrees to notify the CEDING COMPANY within fifteen (15) days of
(1) any change in its A.M. Best claims paying rating and (2) the reduction of its U.S. GAAP surplus by

25% or more of the amount set forth on Schedule J.

The CEDING COMPANY shall also have claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of termination.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business, or both with ninety (90) days written notice to the CEDING COMPANY upon the occurrence of any of the following:

     1. The CEDING COMPANY fails to provide any timely submissions of data in accordance with Schedule I. The REINSURER must provide CEDING COMPANY with Notice of Termination, identifying whether new business, existing business, or both will be subject to termination. If, during the ninety (90) days following this notification, the REINSURER receives all data submissions in arrears, the notice of termination shall be deemed withdrawn.

     2. The CEDING COMPANY fails to pay premium on or before the REMITTANCE DATE. In the event that the premiums are not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days written notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day time period, with interest calculated in accordance with the rate provided in paragraph F of this Article, this Agreement will remain in effect. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Not withstanding termination of reinsurance as provided herein, the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid reinsurance premiums earned by the REINSURER under this Agreement. Such premiums are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to 1/365 times the sum of (1) the 3-month LIBOR rate on the preceding MONTHLY VALUATION DATE, as published in the Wall Street Journal; and (2) 1.00%.

                                  SCHEDULE C-2
                        Limits and Rules of the REINSURER

1. The maximum RETAIL ANNUITY PREMIUM made under any VARIABLE ANNUITY CONTRACT without REINSURER approval is $10,000,000. If a VARIABLE ANNUITY CONTRACT has a RETAIL ANNUITY PREMIUM in excess of $10,000,000, and CEDING COMPANY does not receive written permission from REINSURER to include the amount in excess of $10,000,000 in this Agreement, then the REINSURER's Quota Share as provided in Schedule H will be proportionally reduced.

2. REINSURER's liability cannot be increased as a result of CEDING COMPANY's actions with respect to contested claims.

3. The REINSURER will not be liable for extra contractual damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) that are awarded against the CEDING COMPANY.

4. REINSURER's liability to accept new business hereunder will terminate on the earlier of June 30, 2004 or on the business day when cumulative RETAIL ANNUITY PREMIUMS reinsured under this Agreement exceed $3.0 billion times the REINSURER's quota share of risk, as shown in Schedule H, unless extended by mutual agreement.

5. A contract where a spousal continuation occurs will be subject to this Agreement if the re-registration occurs before the earlier of June 30, 2004 or on the business day when cumulative RETAIL ANNUITY PREMIUMS reinsured under this Agreement exceed $3.0 billion times the REINSURER's quota share of risk, as shown in Schedule H.

                                   SCHEDULE H

                          REINSURER Quota Share of Risk

For each annuity contract with RETAIL ANNUITY PREMIUM up to $10,000,000, the Quota Share used to calculate the REINSURED GMDB AMOUNT and REINSURED ACCOUNT VALUE will be the rate from the table below.

For each annuity contract with aggregate RETAIL ANNUITY PREMIUMS in excess of $10,000,000, where the CEDING COMPANY has not received written approval to include the amount in excess of $10,000,000 in this Agreement, the Quota Share used to calculate the REINSURED GMDB AMOUNT and REINSURED ACCOUNT VALUE will be a reduced share of risk calculated as the quantity of $10,000,000 divided by aggregate RETAIL ANNUITY PREMIUMS, times the rate from the table below.

VARIABLE ANNUITY CONTRACT issued   Quota Share Rate
--------------------------------   ----------------
       Prior to 7/1/2002                  [*]
       After 6/30/2002                    [*]

                                 AMENDMENT NO. 2

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective 7/1/2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Benefit Rider Form Number and Description will be updated to properly reflect the Guaranteed Income Rider available in New York. Furthermore, it is mutually agreed that the MONTHLY DEDUCTIBLE RATE will be adjusted as of July 1, 2002. To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-1, CONTRACT TYPES subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1

- Schedule D, MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule D.

- Schedule E, MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule E.

- Schedule F, MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule F.

- Schedule G, DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule G.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                  Attest: /s/ David W. Libbey
    ----------------------------------           ------------------------------
Title: Vice President                    Title: Vice President
Date: 6/7/02                             Title: 6/7/2002


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                        Attest: /s/ illegible
    ----------------------------------           -------------------------------
Title: Vice President & Life Actuary     Title: Vice President
Date: July 1, 2002                       Title: July 1, 2002

                                  SCHEDULE B-1

              CONTRACT TYPES subject to this Reinsurance Agreement

Form
Number*                          Policy Description
-------                          ------------------
207-VFA-NY                       Venture
VENTURE.002.99                   Venture
VENTURE.002.99-IRA               Venture IRA
VISION.002.99                    Venture Vision
VISION.002.98                    Venture Vision

Benefit Rider Form Number
-------------------------
PE001.00                    Venture Payment Enhancement Rider
BR002.00-NY                 Guaranteed Income Rider

*    Includes all New York State variations, qualified plan and IRA endorsements

                                   SCHEDULE D

           MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB
                                      TYPE

The premium rate for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect.

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]
Venture with optional Guaranteed Income Rider     [*]

                                   SCHEDULE E

             MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE


Products manufactured for sale in New York (as described in Schedule A), with MONTHLY VALUATION DATES according to the following schedule:

                                                  Prior to    7/1/2002
                                                  7/1/2002   and later
                                                  --------   ---------
Venture                                              [*]        [*]
Venture Vision                                       [*]        [*]
Venture with Optional Payment Enhancement Rider      [*]        [*]
Venture with Optional Guaranteed Income Rider        [*]        [*]

                                   SCHEDULE F

           MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMDB
                                      TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]
Venture with optional Guaranteed Income Rider     [*]

                                   SCHEDULE G

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                           [*]
Venture Vision                                    [*]
Venture with optional Payment Enhancement Rider   [*]
Venture with optional Guaranteed Income Rider     [*]

                                AMENDMENT NO. 3

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective Dec 2, 2002, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

- The Form Number and Description will be updated to properly reflect the Venture III product available in New York,

- The Benefit Rider Form Number and Description will be updated to properly reflect the optional annual step-up death benefit rider available in New York on Venture III.

- The Benefit Rider Form Number and Description will be updated to properly reflect the optional GRIP II rider available in New York on Venture and Venture III.

- The Monthly Reinsurance Premium Rate and the Monthly Deductible Rate will be updated for Venture III and its riders. The premium rate is applied to the GMDB Benefit Base for Venture III, while for Venture and Venture Vision, it is applied to the greater of the Account Value and GMDB benefit base.

- The definition of Retail Annuity Premiums will be updated to properly reflect the account value for contracts in force on the treaty effective date.

To effect this change, the following provisions of this Agreement are hereby amended:

- Article I, Section B, CONTRACT DEFINTIONS, is hereby replaced by the attached Article I, Section B.

- Article I, Section D, REINSURANCE PREMIUM DEFINTIONS, is hereby replaced by the attached Article I, Section D.

- Schedule A, Description of Guaranteed Minimum Death Benefits (GMDBs) for CONTRACT TYPES listed in SCHEDULE B-1, is hereby replaced by the attached Schedule A.

- Schedule B-1, CONTRACT TYPES subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1

- Schedule D, MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule D.

- Schedule E, MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule E.

- Schedule F, MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule F.

- Schedule G, DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule G.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                   Attest: /s/ David W. Libbey
    -----------------------------------           ------------------------------
Title: Vice President                     Title: VP & CFO
Date: 12/19/02                            Date: December 19, 2002


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                         Attest: /s/ illegible
    -----------------------------------           ------------------------------
Title: illegible                          Title: AVP and Life Actuary
Date: October 17, 2002                    Date: October 17, 2002

ARTICLE I - DEFINITIONS

B. CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which specified benefits are agreed to be provided in accordance with specified terms and conditions.

CONTRACT TYPE means any one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-l.

GMDB TYPE means any one of the Guaranteed Minimum Death Benefits specified in the VARIABLE ANNUITY CONTRACT and described in Schedule A.

RETAIL ANNUITY PREMIUMS, after June 30,2000, means contributions made in accordance with the provisions of any VARIABLE ANNUITY CONTRACT by or on behalf of the contract owner, whether referred to as purchase payments, premiums, deposits, or otherwise. For business in force on June 30, 2000, RETAIL ANNUITY PREMIUMS as of that date means the ACCOUNT VALUE on June 30, 2000.

GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY's contractually determined minimum amount payable on the death of the insured.

ACCOUNT VALUE means, in accordance with each VARIABLE ANNUITY CONTRACT, the sum of Account Value in the variable investment options and the Interim Value of all Fixed Allocations, as per the terms and conditions of the VARIABLE ANNUITY CONTRACTS.

EXCLUDED CONTRACT means any VARIABLE ANNUITY CONTRACT that has (a) experienced partial withdrawals of more than 25% of the RETAIL ANNUITY PREMIUMS and has an ACCOUNT VALUE that is less than 25% of the GMDB AMOUNT, or (b) a GMDB AMOUNT that is contractually set to the ACCOUNT VALUE. Any EXCLUDED CONTRACT shall be treated as such only on and after the date as of which it satisfies any of the conditions identified as (a) or (b), above.

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT, other than an EXCLUDED CONTRACT, that has not terminated due to death, full surrender or some other valid contingency, and has not annuitized.

RETAIL ANNUITY EXPENSE means the Mortality and Expense charge (M&E fee), administration fees and any optional rider fees. It does not include investment fund expense charges, sub-advisory fees and advisory fees.

D. REINSURANCE PREMIUM DEFINITIONS:

AGGREGATE MONTHLY GMDB means the sum of each ACTIVE CONTRACT's REINSURED GMDB AMOUNT, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by the Agreement.

AGGREGATE MONTHLY ACCOUNT VALUE means the sum of each ACTIVE CONTRACT's REINSURED ACCOUNT VALUE, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by the Agreement.

MONTHLY REINSURANCE PREMIUM RATE means the premium rate provided in Schedule D, for each CONTRACT TYPE and GMDB TYPE.

MONTHLY REINSURANCE PREMIUM for all CONTRACT TYPES except Venture III (Form VENTURE 100-NY and Benefit Rider Form BR010.00-NY) means the sum of the MONTHLY REINSURANCE PREMIUM RATE times the greater of the REINSURED MONTHLY GMDB or the REINSURED MONTHLY ACCOUNT VALUE for each ACTIVE CONTRACT covered by the Agreement.

MONTHLY REINSURANCE PREMIUM for Venture III CONTRACT TYPES (Form VENTURE.100-NY and Benefit Rider Form BR010.00-NY) means the sum of the MONTHLY REINSURANCE PREMIUM RATE times the REINSURED MONTHLY GMDB for each ACTIVE CONTRACT covered by the Agreement.

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the last BUSINESS DAY of calendar month following the REINSURANCE PREMIUM DUE DATE.

                                   SCHEDULE A

   Description of Guaranteed Minimum Death Benefits (GMDBs) for CONTRACT TYPES
                             listed in SCHEDULE B-l


The Guaranteed Minimum Death Benefits are completely described in the VARIABLE ANNUITY CONTRACTS or riders, referenced by form number in Schedule B-1.

                                  SCHEDULE B-1

              CONTRACT TYPES subject to this Reinsurance Agreement

Form Number*                Policy Description
------------                ------------------
207-VFA-NY                  Venture
VENTURE.002.99              Venture
VENTURE.002.99-IRA          Venture IRA
VISION.002.99               Venture Vision
VISION.002.98               Venture Vision
VENTURE.100-NY              Venture III

Benefit Rider Form Number
-------------------------
PE001.00                    Venture Payment Enhancement Rider
BR002.00-NY                 Guaranteed Income Rider (GRIP I)
BR003.00-NY                 Guaranteed Income Rider (GRIP II)
BR010.00-NY                 Annual Step-Up Guaranteed Minimum
                            Death Benefit Rider

*    Includes all New York State variations, qualified plan and IRA endorsements

                                   SCHEDULE D

MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB TYPE


The premium rate for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect.

Products manufactured for sale in New York (as described in Schedule A)

Venture                                                          [*]
Venture with one or more of the following riders:
   Optional Payment Enhancement Rider                            [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture Vision                                                   [*]
Venture III                                                      [*]
Venture III with either GMIB rider:
   Optional Guaranteed Income Rider (GRIP I)                     [*]
   Optional Guaranteed Income Rider (GRIP II)
Venture III with Optional Annual Step-Up GMDB Rider              [*]
Venture III with Optional Annual Step-Up GMDB Rider and either   [*]
GMIB rider:
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)

                                   SCHEDULE E

             MONTHLY DEDUCTIBLE RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A), with MONTHLY VALUATION DATES according to the following schedule:

                                                                 Prior to 7/1/2002     7/1/2002 and later
                                                                 -----------------     ------------------
Venture                                                                 [*]                   [*]
Venture Vision                                                          [*]                   [*]
Venture with one or more of the following riders:                       [*]                   [*]
   Optional Payment Enhancement Rider
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture III                                                                                   [*]
Venture III with either GMIB rider:                                                           [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture III with optional Annual Step-Up GMDB Rider                                           [*]
Venture III with Optional Annual Step-Up GMDB Rider and either                                [*]
GMIB rider:
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)

                                   SCHEDULE F

         MONTHLY FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                                                      [*]
Venture Vision                                                               [*]
Venture with one or more of the following riders:                            [*]
   Optional Payment Enhancement Rider
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture III                                                                  [*]
Venture III with either GMIB rider:                                          [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture III with optional Annual Step-Up GMDB Rider                          [*]
Venture III with Optional Annual Step-Up GMDB Rider and either GMIB rider:   [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)

                                   SCHEDULE G

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE

Products manufactured for sale in New York (as described in Schedule A)

Venture                                                                      [*]
Venture Vision                                                               [*]
Venture with one or more of the following riders:                            [*]
   Optional Payment Enhancement Rider
   Optional Guaranteed income Rider (GRIP I)
   Optional Guaranteed income Rider (GRIP II)
Venture III                                                                  [*]
Venture III with either GMDB Rider:                                          [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)
Venture III with optional Annual Step-Up GMDB Rider                          [*]
Venture III with Optional Annual Step-Up GMDB Rider and either GMDB rider:   [*]
   Optional Guaranteed Income Rider (GRIP I)
   Optional Guaranteed Income Rider (GRIP II)

                                 AMENDMENT NO. 4

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective 3-1-03, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

- The definition of Excluded Contract will be updated to properly define Venture III contracts as being excluded only if the GMDB Amount is contractually set equal to the Account Value.

- The valid issue ages for Venture III will be corrected to show the maximum issue age of 85.

To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

- Article 1, Section B, CONTRACT DEFINITIONS, is hereby replaced by the attached Article I, Section B.

- Schedule C-1, Limits and Rules of the Ceding Company, is hereby replaced by the attached Schedule C-1

THE MANUFACTURES LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: Vice President - US Annuity      Title: Vice President - US Annuities
Date: 3/20/03                           Date: 3/20/03

ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: SVP & Chief Life Officer         Title: AVP & Life Actuary
Date: March 7, 2003                     Date: Mar 7, 2003

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust

Dreyfus
All Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust
Balanced Trust

Franklin
Emerging Small Company Trust

INVESCO
Telecommunications Trust
Mid Cap Growth Trust

Salomon
US Government Securities Trust
Strategic Bond Trust

PIMCO
Global Bond Trust
Total Return Trust

Munder
Internet Technologies

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Cap Mkts Trust

Miller Ander. Sher.
Value Trust
High Yield Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Lord Abbett
Mid Cap Value Trust

UBS Global Asset Management
Tactical Allocation Trust

Putnam
Global Equity Trust
Mid Cap Opportunities Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

FIXED FUNDS

One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month


Manufacturers Life Insurance Co. of N.A.                                      24
VA GMDB DSL Treaty
Effective July 1, 2000

ARTICLE I - DEFINITIONS

B. CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which specified benefits are agreed to be provided in accordance with specified terms and conditions.

CONTRACT TYPE means any one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-1.

GMDB TYPE means any one of the Guaranteed Minimum Death Benefits specified in the VARIABLE ANNUITY CONTRACT and described in Schedule A.

RETAIL ANNUITY PREMIUMS, after June 30,2000, means contributions made in accordance with the provisions of any VARIABLE ANNUITY CONTRACT by or on behalf of the contract owner, whether referred to as purchase payments, premiums, deposits, or otherwise. For business in force on June 30, 2000, RETAIL ANNUITY PREMIUMS as of that date means the ACCOUNT VALUE on June 30, 2000.

GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY's contractually determined minimum amount payable on the death of the insured.

ACCOUNT VALUE means, in accordance with each VARIABLE ANNUITY CONTRACT, the sum of Account Value in the variable investment options and the Interim Value of all Fixed Allocations, as per the terms and conditions of the VARIABLE ANNUITY CONTRACTS.

EXCLUDED CONTRACT for Venture and Venture Vision CONTRACT TYPES means any VARIABLE ANNUITY CONTRACT issued prior to January 1, 2003 that has (a) experienced partial withdrawals of more than 25% of the RETAIL ANNUITY PREMIUMS and has an ACCOUNT VALUE that is less than 25% of the GMDB AMOUNT, or (b) a GMDB AMOUNT that is contractually set to the ACCOUNT VALUE. Any EXCLUDED CONTRACT for Venture and Venture Vision shall be treated as such only on and after the date as of which it satisfies any of the conditions identified as (a) or (b), above. EXCLUDED CONTRACT for Venture III CONTRACT TYPE means any VARIABLE ANNUITY CONTRACT that has a GMDB AMOUNT that is contractually set to the ACCOUNT VALUE. Any EXCLUDED CONTRACT for Venture III shall be treated as such only on and after the earliest date as of which it satisfies the condition identified above.

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT, other than an EXCLUDED CONTRACT, that has not terminated due to death, full surrender or some other valid contingency, and has not annuitized.

RETAIL ANNUITY EXPENSE means the Mortality and Expense charge (M&E fee), administration fees and any optional rider fees. It does not include investment fund expense charges, sub-advisory fees and advisory fees.

                                  SCHEDULE C-1

                     Limits and Rules of the CEDING COMPANY

1) CEDING COMPANY will determine the Guaranteed Minimum Death Benefit for each contract within seven (7) working days of receipt of due proof of death and all required claim forms.

2) The maximum RETAIL ANNUITY PREMIUM without CEDING COMPANY approval is $1,000,000.

3) The minimum RETAIL ANNUITY PREMIUM is $5,000 for non-qualified contracts and $2,000 for qualified contracts. Subsequent contributions must be at least $30.

4) Valid issue ages for Venture and Venture Vision CONTRACT TYPES are 0 to 90. Valid issue ages for Venture III are 0 - 85.

5) For all Forms Numbers except 207-VFA-NY:

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

-    The beneficiary will become the owner.

- Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

-    No additional purchase payments may be made.

- If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death.

- If the deceased owner's spouse is the beneficiary, the surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

6) For Form Number 207-VFA-NY:

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

-    The beneficiary will become the owner

- Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death

-    No additional purchase payments may be made

- If the deceased annuitant was also the owner, distribution of the death benefit must be made within five year's of the owner's death. In lieu of receiving the minimum death benefit, the beneficiary can chose to continue the contract will full owner privileges, including additional purchase payments, and the minimum death benefit will be paid upon beneficiary's death.

                                 AMENDMENT NO. 5

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                             Effective June 30, 2000

                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ David W. Libbey                 Attest: /s/ Robert K. Leach
    ---------------------------------           --------------------------------
Title: VP & Treasurer                   Title: VP
Date: 3/18/2004                         Date: 3/18/04


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: AVP & Life Actuary
Date: Feb. 5, 2004                      Date: Feb. 5, 2004

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust

Munder
Small Cap Opportunities Trust

Manufactures Advisors Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Contrarian Value
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

CreditSuisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Equity Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufactures Life Insurance Company of New York and ACE Tempest RE GMDB DSL
Treaty

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufactures Life Insurance Company of New York and ACE Tempest RE GMDB DSL
Treaty

                                 AMENDMENT NO. 6

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                             Effective July 1, 2000
                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company of New York, ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- The treatment of contracts with riders not specifically mentioned in the Agreement will be clarified, and

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-1, CONTRACT TYPES Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1, and

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

This amendment is effective only if fully executed on or before August 31, 2004.

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

THE MANUFACTURERS  LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                 Attest: illegible
    ---------------------------------           --------------------------------
Title: VP Product                       Title: VP & CFO
Date: 8/2/04                            Date: 8/2/2004


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: AVP and Life Actuary
Date: July 27, 2004                     Date: July 28, 2004

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-1

              CONTRACT TYPES subject to this Reinsurance Agreement

All versions of the Variable Annuity Contracts listed below, issued on an individual or group certificate basis, in any state, which have any version of any of the Benefit Riders listed below.

VARIABLE ANNUITY CONTRACT FORM                       VARIABLE ANNUITY CONTRACT NAME
------------------------------    --------------------------------------------------------------------
207-VFA-NY                        Venture
VENTURE.002.99                    Venture
VENTURE.002.99-IRA                Venture
VENTURE.002.03                    Venture
VENTURE.002.03-IRA                Venture
VENTURE.100-NY                    Venture III
VENTURE.100-NY-REV                Venture III
VISION.002.98                     Vision
VISION.002.99                     Vision
VISION.002.03                     Vision
VISION.002                        Vision

BENEFIT RIDER FORMS                                        BENEFIT RIDER NAME
-------------------               --------------------------------------------------------------------
BR002.00-NY                       Annual Step GRIP
BR003.00-NY                       GRIP II
BR010.00-NY                       Annual Step
BR010.00-NY-REV                   Annual Step
PE001.00                          Payment Enhancement

ENDORSEMENTS                                                   DESCRIPTION
------------                      --------------------------------------------------------------------
END023.02-NY-REV                  Unisex endorsement for Norris type cases
END023.02-NY                      Unisex endorsement for Norris type cases
END003.02-NY                      Venture Fixed Account Restriction
END003.03-NY                      Vision Fixed Account Restriction
NSEND.001                         Venture Nursing Home Waiver of Surrender Charge
ENDJH2005-NY                      Name Change to John Hancock
NO6MODCA03                        DCA restriction endorsement stamp (i.e. "no 6 month DCA available")
NO12MODCA03                       DCA restriction endorsement stamp (i.e. "no 12 month DCA available")
NO1YRFXD03                        fixed account restriction endorsement stamp (i.e. "no 1 year fixed account available")
NO3YRRFXD03                       fixed account restriction endorsement stamp (i.e. "no 1 year fixed account available")
NO5YRFXD03                        fixed account restriction endorsement stamp (i.e. "no 1 year fixed account available")
NO7YRFXD03                        fixed account restriction endorsement stamp (i.e. "no 1 year fixed account available")
NOSPP03                           Endorsement stamp (i.e. "no secure principal program available" -
                                  Wood Logan version)
NOSYFP03                          Endorsement stamp (i.e. "no secure your future program available" -
                                  Scudder version
NOGRIP03                          Endorsement stamp (i.e. "no GRIP available" - Wood Logan)
NOGRIB03                          Endorsement stamp (i.e. "no GRIB available" - Scudder)

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

QUALIFIED PLAN ENDORSEMENT FORM                                DESCRIPTION
-------------------------------   --------------------------------------------------------------------
Endorsement.024                   IRA
Endorsement.021                   Simple IRA
Endorsement.018                   ERISA
Endorsement.019                   Non ERISA
Endorsement.020                   401 Qualified Plans
5305-RB                           ROTH IRA
ENDIRA.003-NY                     IRA
ENDROTH.03-NY                     ROTH IRA
ENDSIMPLE.03-NY                   Simple IRA
ENDE403B.03-NY                    ERISA TSA for in force
ENDE403B.04-NY                    ERISA TSA for new issues
ENDE401A.03-NY                    401 Qualified Plans for in force
ENDE401A.04-NY                    401 Qualified Plans for new issues

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

CreditSuisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                 AMENDMENT NO. 7

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                             Effective July 1, 2000
                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2000 between The Manufacturers Life Insurance Company of New York, ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

This amendment is effective only if fully executed on or before January 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: Vice President                   Title: Vice President
Date: 12/22/04                          Date: 12/22/2004


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: VP and Life Actuary
Date: Dec. 15, 2004                     Date: Dec. 15, 2004

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 TRUST
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen.
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

CreditSuisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                 AMENDMENT NO. 8

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                             Effective July 1, 2000
                                    between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company of New York, ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2005, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

This amendment is effective only if fully executed on or before July 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ illegible                       Attest: /s/ Robert K. Leach
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: Vice President
Date: 8/1/05                            Date: 8/1/05


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: President                        Title: VP and Life Actuary
Date: July 7, 2005                      Date: July 7, 2005

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Income & Value Trust
US Large Cap Trust
Overseas Equity Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

MFC Global Investment Management
Pacific Rim Trust
Money Market Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust
Mid Value Trust

Jennison
Capital Appreciation Trust


Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

Scudder
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Bond Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

Declaration/John Hancock Advisors
Active Bond

Independence Investment
Small Cap Trust

Marsico Capital Management
International Opportunities Trust

Wells Capital Management
U.S. High Yield Bond Trust
Core Bond Trust

State Street Global Advisors
International Equity Index Trust

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

CreditSuisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Value Trust
Small Cap Growth Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth


Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty.

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month


Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                 AMENDMENT NO. 9

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                             Effective July 1, 2000
                                     Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2000 between The Manufacturers Life Insurance Company of New York, ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

This amendment is effective only if fully executed on or before January 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, Product Development
Date: 1/31/06                           Date: 1/31/06


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: President                        Title: VP and Life Actuary
Date: 1/4/06                            Date: 1/4/06

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management Co.
American Blue Chip Income and Growth Trust
American Bond Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

CreditSuisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Declaration/John Hancock Advisors
Active Bond

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Grantham, Mayo, Van Otterloo
Growth & Income Trust
International Stock Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

John Hancock Advisors
Strategic Income

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercury Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MFS
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Bond Trust
Total Return Trust
VIT All Asset Portfolio

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

Pzena Investment Management
Classic Value

Salomon
High Yield Trust
Special Value Trust
Strategic Bond Trust
US Government Securities Trust

Scudder
Blue Chip Portfolio
Bond Portfolio
Capital Growth Portfolio
Conservative Income Strategy Portfolio
Equity 500 Index Portfolio
Fixed Income Portfolio
Global Blue Chip
Global Discovery Portfolio
Government & Agency Securities Portfolio
Growth and Income Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Health Sciences Portfolio
High Income Portfolio
Income & Growth Strategy Portfolio
International Portfolio
International Select Equity
Large Cap Value
Mercury Large Cap Core
Mid Cap Growth Portfolio
Money Market Portfolio
Real Estate Securities Portfolio
Salomon Aggressive Growth Portfolio
Small Cap Growth Portfolio
Strategic Income Portfolio
Technology Growth Portfolio
Templeton Foreign Value
Total Return Portfolio

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                AMENDMENT NO. 10

                                     to the

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                             Effective July 1, 2000
                                    Between

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2000 between The Manufacturers Life Insurance Company of New York, ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The treaty will be updated to properly reflect fund offerings.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-3, Investment Funds Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-3.

This amendment is effective only if fully executed on or before August 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: illegible                        Title: VP, Product Development
Date: 8/31/06                           Date: 5/31/2006


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP and Life Actuary              Title: VP & Life Actuary
Date: June 16, 2006                     Date: 6/16/06

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                  SCHEDULE B-3

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio
Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management Co.
American Blue Chip Income and Growth Trust
American Bond Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

CreditSuisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo
U. S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Less Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercury Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MFS
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Bond Trust
Total Return Trust
VIT All Asset Portfolio

Pzena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

Salomon
Special Value Trust

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

DWS Scudder
DWS Blue Chip VIP
DWS Bond VIP
DWS Capital Growth VIP
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Global Thematic VIP
DWS Global Opportunities VIP
DWS Government & Agency Securities VIP
DWS Growth & Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP
DWS Health Care VIP
DWS High Income VIP
DWS Conservative Allocation VIP
DWS International VIP
DWS International Select Equity VIP
DWS Large Cap Value VIP
DWS Mercury Large Cap Corp VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS RREEF Real Estate Securities VIP
DWS Salomon Aggressive Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Templeton Foreign Value VIP
DWS Balanced VIP

Sovereign Asset Management
Active Bond
Emerging Growth
Strategic Income

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

DWS Variable Series
DWS Davis Venture Value
DWS Dreman Financial Services
DWS Dreman High Return Equity
DWS Dreman Small Cap Value
DWS Janus Growth and Income
DWS Janus Growth Opportunities
DWS MFS Strategic Value
DWS Oak Strategic Equity
DWS Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Western Asset Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life Insurance Company of New York and ACE Tempest Re GMDB DSL Treaty

                                AMENDMENT NO. 11

                                     to the

                   VARIABLE ANNUITY GMDB REINSURANCE AGREEMENT

                             Effective July 1, 2000

                                     Between

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMDB Reinsurance Agreement effective July 1, 2000 between John Hancock Life Insurance Company of New York. ("Ceding Company") and ACE Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to AND made part of the aforesaid Agreement.

Effective May 1, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, Product Development
Date: 1/31/2008                         Date: 1/31/08


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ Huan Tseng                      Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: SVP and Chief Pricing officer    Title: AVP and Life Actuary
Date: 12/19/2007                        Date: 12/19/2007

John Hancock Life of NY and ACE Tempest Re GMDB

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust

American Century
Small Company

Black Rock Investment Management
Large Cap Value Trust

Capital Research Management Co.
American Asset Allocation Trust
American Blue Chip Income and Growth Trust
American Bond Trust
American Global Growth Trust
American Global Small Cap Trust
American Growth-Income Trust
American Growth Trust
American High-Income Bond Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

ClearBridge Advisors
Special Value Trust

Davis Advisors
Financial Services
Fundamental Value

Declaration Management & Research
Active Bond Trust
Bond Index Trust

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Grantham, Mayo, Van Otterloo
U. S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Strategic Income Trust
Total Stock Market Index Trust
U. S. High Income Trust

MFS
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
All Asset Portfolio
Global Bond Trust
Real Return Bond Trust
Total Return Trust

Pzena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

DWS Scudder
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP


John Hancock Life of NY and ACE Tempest Re GMDB

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

Templeton
Founding Allocation Trust
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen.
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Western Asset Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

John Hancock Life of NY and ACE Tempest Re GMDB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

John Hancock Life of NY and ACE Tempest Re GMDB